PROSPECTUS JULY 15, 1999

                                AUXIER FOCUS FUND

                             8050 S. W. Warm Springs
                                    Suite 130
                               Tualatin, OR 97062

               For Information, Shareholder Services and Requests:
                      Toll Free 877-3-AUXIER (877-328-9437)


         The investment objective of the Auxier Focus Fund (the "Fund") is to provide long term capital appreciation. The Fund seeks to achieve its objective by investing primarily in a portfolio of common stocks that the Advisor, Auxier Asset Management, LLC, believes offers growth opportunities at a reasonable price. The Advisor selects stocks on the basis of several criteria, including price-earnings ratio, rate of earnings growth, depth of management, past financial stability, present and projected industry position and dividend record.

         The Fund is "no-load," which means that investors incur no sales charges, commissions or deferred sales charges on the purchase or redemption of their shares. The Fund is one of the mutual funds comprising AmeriPrime Funds, an open-end management investment company, distributed by AmeriPrime Financial Securities, Inc.

         This Prospectus provides the information a prospective investor ought to know before investing and should be retained for future reference. A Statement of Additional Information dated July 15, 1999 has been filed with the Securities and Exchange Commission (the "SEC"), is incorporated herein by reference, and can be obtained without charge by calling the Fund at the phone number listed above. The SEC maintains a Web Site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference, and other information regarding registrants that file electronically with the SEC.






















THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                            SUMMARY OF FUND EXPENSES

         The tables below are provided to assist an investor in understanding the direct and indirect expenses that an investor may incur as a shareholder in the Fund. The expense information is based on estimated amounts for the current fiscal year. The expenses are expressed as a percentage of average net assets. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE FUND PERFORMANCE OR EXPENSES, BOTH OF WHICH MAY VARY.

         Shareholders should be aware that the Fund is a no-load fund and, accordingly, a shareholder does not pay any sales charge or commission upon purchase or redemption of shares of the Fund. In addition, the Fund does not charge a 12b-1 fee. Unlike most other mutual funds, the Fund does not pay directly for transfer agency, pricing, custodial, auditing or legal services, nor does it pay directly any general administrative or other significant operating expenses. The Advisor pays all of the operating expenses of the Fund except brokerage, taxes, borrowing costs, fees and expenses of non-interested person trustees and extraordinary expenses.

    SHAREHOLDER TRANSACTION EXPENSES

Sales Load Imposed on Purchases                      NONE
Sales Load Imposed on Reinvested Dividends           NONE
Deferred Sales Load                                  NONE
Redemption Fees                                      NONE
Exchange Fees                                        NONE

    ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets)1

Management Fees                                      1.35%
12b-1 Fees                                           NONE
Other Expenses2                                      0.00%
Total Fund Operating Expenses                        1.35%

    1 The Fund's total operating expenses are equal to the management fee paid to the Advisor because the Advisor pays all of the Fund's operating expenses (except as described above).

    2 The Fund estimates that other expenses (fees and expenses of the trustees who are not "interested persons" as defined in the Investment Company Act) will be less than .005% of average net assets for the first fiscal year.

         The tables above are provided to assist an investor in understanding the direct and indirect expenses that an investor may incur as a shareholder in the Fund.

Example

          You would pay the following expenses on a $1,000 investment,  assuming
(1) 5% annual return and (2) redemption at the end of each time period:

                          1 YEAR        3 YEARS
                            $14          $43

                                    THE FUND

         The Auxier Focus Fund (the "Fund") was organized as a non-diversified series of AmeriPrime Funds, an Ohio business trust (the "Trust") on March 22, 1999. This prospectus offers shares of the Fund and each share represents an undivided, proportionate interest in the Fund. The investment advisor to the Fund is Auxier Asset Management, LLC (the "Advisor").

                       INVESTMENT OBJECTIVE AND STRATEGIES

         The investment objective of the Fund is to provide long term capital appreciation. The Fund seeks to achieve its objective by investing primarily in a portfolio of common stocks that the Advisor believes offer growth opportunities at a reasonable price. The Advisor selects stocks on the basis of several criteria, including price-earnings ratio, rate of earnings growth, depth of management, consistency in past operating results, and present and projected industry position. The Fund may also invest in debt securities that are, in the Advisor's opinion, undervalued.

         Under  normal  circumstances,  the Fund will  invest  primarily  in the
common   stock  of  medium  to  large  U.S.   companies   (those   with   market
capitalizations above $1 billion). Most equity securities in the Fund's portfolio will be listed on a national exchange. As a non-diversified fund, the Fund's portfolio may at times focus on a limited number of companies that the Advisor believes offer superior prospects for growth. See "Investment Policies and Techniques and Risk Considerations" for information regarding the risks associated with non-diversification. For temporary defensive purposes under abnormal market or economic conditions, the Fund may hold all or a portion of its assets in money market instruments, securities of other no-load registered investment companies or U.S. government repurchase agreements. The Fund may also invest in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies. If the Fund acquires securities of another investment company, the shareholders of the Fund will be subject to additional management fees.

         As all investment securities are subject to inherent market risks and fluctuations in value due to earnings, economic and political conditions and other factors, the Fund cannot give any assurance that its investment objective will be achieved. In addition, it should be noted that the Advisor is a recently formed business that has not previously managed assets organized as a mutual fund and the Fund has no operating history. Rates of total return quoted by the Fund may be higher or lower than past quotations, and there can be no assurance that any rate of total return will be maintained. See "Investment Policies and Techniques and Risk Considerations" for a more detailed discussion of the Fund's investment practices.

                            HOW TO INVEST IN THE FUND

         The Fund is "no-load" and shares of the Fund are sold directly to investors on a continuous basis, subject to a minimum initial investment of $2,000 and minimum subsequent investments of $100. These minimums may be waived by the Advisor for accounts participating in an automatic investment program. Investors choosing to purchase or redeem their shares through a broker/dealer or other institution may be charged a fee by that institution. Investors choosing to purchase or redeem shares directly from the Fund will not incur charges on purchases or redemptions. To the extent investments of individual investors are aggregated into an omnibus account established by an investment adviser, broker or other intermediary, the account minimums apply to the omnibus account, not to the account of the individual investor.

INITIAL PURCHASE

         BY MAIL - You may purchase shares of the Fund by completing and signing the investment application form which accompanies this Prospectus and mailing it, in proper form, together with a check (subject to the above minimum amounts) made payable to the Auxier Focus Fund, and sent to the P.O. Box listed below. If you prefer overnight delivery, use the overnight address listed below.

     U.S. Mail:                            Overnight:
     Auxier Focus Fund                     Auxier Focus Fund
     c/o Unified Fund Services, Inc.       c/o Unified Fund Services, Inc.
     P.O. Box 6110                         431 North Pennsylvania Street
     Indianapolis,  Indiana  46204-6110    Indianapolis, Indiana  46204

         Your purchase of shares of the Fund will be effected at the next share price calculated after receipt of your investment.

         BY WIRE - You may also purchase shares of the Fund by wiring federal funds from your bank, which may charge you a fee for doing so. If money is to be wired, you must call the Transfer Agent at 877-3-AUXIER to set up your account and obtain an account number. You should be prepared at that time to provide the information on the application. Then, you should provide your bank with the following information for purposes of wiring your investment:

                  Firstar Bank, N.A. Cinti/Trust
                  ABA #0420-0001-3
                  Attn: Auxier Focus Fund
                  D.D.A. #  489022988
                  Account Name _________________ (write in shareholder name) For the Account # ______________ (write in account number)

         You are required to mail a signed application to the Custodian at the above address in order to complete your initial wire purchase. Wire orders will be accepted only on a day on which the Fund, Custodian and Transfer Agent are open for business. A wire purchase will not be considered made until the wired money is received and the purchase is accepted by the Fund. Any delays which may occur in wiring money, including delays which may occur in processing by the banks, are not the responsibility of the Fund or the Transfer Agent. There is presently no fee for the receipt of wired funds, but the right to charge shareholders for this service is reserved by the Fund.

ADDITIONAL INVESTMENTS

         You may purchase additional shares of the Fund at any time (subject to minimum investment requirements) by mail, wire, or automatic investment. Each additional mail purchase request must contain your name, the name of your account(s), your account number(s), and the name of the Fund. Checks should be made payable to the Auxier Focus Fund and should be sent to the address listed above. A bank wire should be sent as outlined above.

AUTOMATIC INVESTMENT PLAN

         You may make regular investments in the Fund with an Automatic Investment Plan by completing the appropriate section of the account application and attaching a voided personal check. Investments may be made monthly to allow dollar-cost averaging by automatically deducting $100 or more from your bank checking account. You may change the amount of your monthly purchase at any time.

TAX SHELTERED RETIREMENT PLANS

         Since the Fund is oriented to longer term investments, shares of the Fund may be an appropriate investment medium for tax sheltered retirement plans, including: individual retirement plans (IRAs); simplified employee pensions
(SEPs); SIMPLE plans; 401(k) plans; qualified corporate pension and profit sharing plans (for employees); tax deferred investment plans (for employees of public school systems and certain types of charitable organizations); and other qualified retirement plans. You should contact the Transfer Agent for the procedure to open an IRA or SEP plan, as well as more specific information regarding these retirement plan options. Consultation with an attorney or tax advisor regarding these plans is advisable. Custodial fees for an IRA will be paid by the shareholder by redemption of sufficient shares of the Fund from the IRA unless the fees are paid directly to the IRA custodian. You can obtain information about the IRA custodial fees from the Transfer Agent.



OTHER PURCHASE INFORMATION

         Dividends begin to accrue after you become a shareholder. The Fund does not issue share certificates. All shares are held in non-certificate form registered on the books of the Fund and the Fund's Transfer Agent for the account of the shareholder. The rights to limit the amount of purchases and to refuse to sell to any person are reserved by the Fund. If your check or wire does not clear, you will be responsible for any loss incurred by the Fund. If you are already a shareholder, the Fund can redeem shares from any identically registered account in the Fund as reimbursement for any loss incurred. You may be prohibited or restricted from making future purchases in the Fund.

                              HOW TO REDEEM SHARES

         All redemptions will be made at the net asset value determined after the redemption request has been received by the Transfer Agent in proper order. Shareholders may receive redemption payments in the form of a check or federal wire transfer. The proceeds of the redemption may be more or less than the purchase price of your shares, depending on the market value of the Fund's securities at the time of your redemption. Presently there is no charge for wire redemptions; however, the Fund reserves the right to charge for this service. Any charges for wire redemptions will be deducted from the shareholder's Fund account by redemption of shares. Investors choosing to purchase or redeem their shares through a broker/dealer or other institution may be charged a fee by that institution.

         BY MAIL -  You may redeem any part of your account in the Fund at no charge by mail.  Your request should be addressed to:
                    Auxier Focus Fund
                    c/o Unified Fund Services, Inc.
                    P.O. Box 6110
                    Indianapolis, Indiana  46204-6110

         "Proper order" means your request for a redemption must include your letter of instruction, including the Fund name, account number, account name(s), the address and the dollar amount or number of shares you wish to redeem. This request must be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered. For all redemptions, the Fund requires that signatures be guaranteed by a bank or member firm of a national securities exchange. Signature guarantees are for the protection of shareholders. At the discretion of the Fund or Unified Fund Services, Inc., a shareholder, prior to redemption, may be required to furnish additional legal documents to insure proper authorization.

         BY TELEPHONE - You may redeem any part of your account in the Fund by calling the Transfer Agent at (877) 3-AUXIER. You must first complete the Optional Telephone Redemption and Exchange section of the investment application to institute this option. The Fund, the Transfer Agent and the Custodian are not liable for following redemption or exchange instructions communicated by telephone that they reasonably believe to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

         The telephone redemption and exchange procedures may be terminated at any time by the Fund or the Transfer Agent. During periods of extreme market activity it is possible that shareholders may encounter some difficulty in telephoning the Fund, although neither the Fund nor the Transfer Agent has ever experienced difficulties in receiving and in a timely fashion responding to telephone requests for redemptions or exchanges. If you are unable to reach the Fund by telephone, you may request a redemption or exchange by mail.


         ADDITIONAL INFORMATION - If you are not certain of the requirements for a redemption please call the Transfer Agent at (877) 3-AUXIER. Redemptions specifying a certain date or share price cannot be accepted and will be returned. You will be mailed the proceeds on or before the fifth business day following the redemption. However, payment for redemption made against shares purchased by check will be made only after the check has been collected, which normally may take up to fifteen days. Also, when the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing or under any emergency circumstances, as determined by the Securities and Exchange Commission, the Fund may suspend redemptions or postpone payment dates.

         Because the Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund reserves the right to require any shareholder to redeem all of his or her shares in the Fund on 30 days' written notice if the value of his or her shares in the Fund is less than $2,000 due to redemption, or such other minimum amount as the Fund may determine from time to time. An involuntary redemption constitutes a sale. You should consult your tax advisor concerning the tax consequences of involuntary redemptions. A shareholder may increase the value of his or her shares in the Fund to the minimum amount within the 30 day period. Each share of the Fund is subject to redemption at anytime if the Board of Trustees determines in its sole discretion that failure to so redeem may have materially adverse consequences to all or any of the shareholders of the Fund.

                             SHARE PRICE CALCULATION

         The value of an individual share in the Fund (the net asset value) is calculated by dividing the total value of the Fund's investments and other assets (including accrued income), less any liabilities (including estimated accrued expenses), by the number of shares outstanding,rounded to the nearest cent. Net asset value per share is determined as of the close of the New York Stock Exchange (4:00 p.m., Eastern time) on each day that the exchange is open for business, and on any other day on which there is sufficient trading in the Fund's securities to materially affect the net asset value. The net asset value per share of the Fund will fluctuate.

         Securities which are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in the Advisor's opinion, the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, when the Advisor determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Advisor, subject to review of the Board of Trustees of the Trust.

         Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

                           DIVIDENDS AND DISTRIBUTIONS

         The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on an annual basis, and intends to distribute its net long term capital gains and its net short term capital gains at least once a year.

         Income dividends and capital gain distributions are automatically reinvested in additional shares at the net asset value per share on the distribution date. An election to receive a cash payment of dividends and/or capital gain distributions may be made in the application to purchase shares or by separate written notice to the Transfer Agent. Shareholders will receive a confirmation statement reflecting the payment and reinvestment of dividends and summarizing all other transactions. If cash payment is requested, a check normally will be mailed within five business days after the payable date. If you withdraw your entire account, all dividends accrued to the time of withdrawal, including the day of withdrawal, will be paid at that time. You may elect to have distributions on shares held in IRAs and 403(b) plans paid in cash only if you are 59 1/2 years old or permanently and totally disabled or if you otherwise qualify under the applicable plan.

                                      TAXES

         The Fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains.

         For federal income tax purposes, dividends paid by the Fund from ordinary income are taxable to shareholders as ordinary income, but may be eligible in part for the dividends received deduction for corporations. Pursuant to the Tax Reform Act of 1986 (the "Tax Reform Act"), all distributions of net short term capital gains to individuals are taxed at the same rate as ordinary income. All distributions of net capital gains to corporations are taxed at regular corporate rates. Any distributions designated as being made from net realized long term capital gains are taxable to shareholders as long term capital gains regardless of the holding period of the shareholder.

         The Fund will mail to each shareholder after the close of the calendar year a statement setting forth the federal income tax status of distributions made during the year. Dividends and capital gains distributions may also be subject to state and local taxes. Shareholders are urged to consult their own tax advisors regarding specific questions as to federal, state or local taxes and the tax effect of distributions and withdrawals from the Fund.

         On the application or other appropriate form, the Fund will request the shareholder's certified taxpayer identification number (social security number for individuals) and a certification that the shareholder is not subject to backup withholding. Unless the shareholder provides this information, the Fund will be required to withhold and remit to the U.S. Treasury 31% of the dividends, distributions and redemption proceeds payable to the shareholder. Shareholders should be aware that, under regulations promulgated by the Internal Revenue Service, the Fund may be fined $50 annually for each account for which a certified taxpayer identification number is not provided. In the event that such a fine is imposed with respect to a specific account in any year, the Fund may make a corresponding charge against the account.

                              OPERATION OF THE FUND

         The Fund is a non-diversified series of AmeriPrime Funds, an open-end management investment company organized as an Ohio business trust on August 8, 1995. The Board of Trustees supervises the business activities of the Fund. Like other mutual funds, the Fund retains various organizations to perform specialized services. The Fund retains Auxier Asset Management, LLC, 8050 S. W. Warm Springs, Suite 130, Tualatin, OR 97062 (the "Advisor"), to manage the assets of the Fund. The Advisor determines the securities to be held or sold by the Fund, and the portion of the Fund's assets to be held uninvested, subject always to the Fund's investment objectives, policies and restrictions, and subject further to such policies and instructions as the Board of Trustees may establish. The Advisor, an Oregon limited liability company, is a private investment management company controlled by J. Jeffrey Auxier.

Mr. Auxier is President and Chief Investment Officer of the Advisor, responsible for the day-to-day management of the Fund's portfolio. He is a graduate of the University of Oregon, and began his investment career in 1982. Mr. Auxier has extensive money management experience. As a portfolio manager with Smith Barney, Mr. Auxier managed money for high net worth clients on a discretionary basis from 1988 until he founded the Advisor in July 1998. In 1993, Mr. Auxier was designated a Smith Barney Senior Portfolio Management Director, the highest rank in the company's Portfolio Management Program, and was chosen as the top Portfolio Manager from among 50 Portfolio Managers in the Smith Barney Consulting Group. In 1997 and 1998, Money Magazine named him as one of their top ten brokers in the country. Mr. Auxier was a Senior Vice President with Smith Barney when he left to found the Advisor.

         The Fund is authorized to pay the Advisor a fee equal to an annual average rate of 1.35% of its average daily net assets. The Advisor pays all of the operating expenses of the Fund except brokerage, taxes, borrowing costs, fees and expenses of non-interested person trustees and extraordinary expenses. In this regard, it should be noted that most investment companies pay their own operating expenses directly, while the Fund's expenses, except those specified above, are paid by the Advisor.

         The Fund retains AmeriPrime Financial Services, Inc. (the "Administrator") to manage the Fund's business affairs and provide the Fund with administrative services, including all regulatory reporting and necessary office equipment, personnel and facilities. The Administrator receives a monthly fee from the Advisor equal to an annual average rate of 0.10% of the Fund's average daily net assets up to fifty million dollars, 0.075% of the Fund's average daily net assets from fifty to one hundred million dollars and 0.050% of the Fund's average daily net assets over one hundred million dollars (subject to a minimum annual payment of $30,000). The Fund retains Unified Fund Services, Inc., 431 North Pennsylvania Street, Indianapolis, Indiana 46204 (the "Transfer Agent") to serve as transfer agent, dividend paying agent and shareholder service agent. The Trust retains AmeriPrime Financial Securities, Inc., 1793 Kingswood Drive, Suite 200, Southlake, Texas 76092 (the "Distributor") to act as the principal distributor of the Fund's shares. The services of the Administrator, Transfer Agent and Distributor are operating expenses paid by the Advisor.

         Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to its obligation of seeking best qualitative execution, the Advisor may give consideration to sales of shares of the Fund as a factor in the selection of brokers and dealers to execute portfolio transactions. The Advisor (not the Fund) may pay certain financial institutions (which may include banks, brokers, securities dealers and other industry professionals) a fee for providing distribution related services and/or for performing certain administrative servicing functions for Fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation.

           INVESTMENT POLICIES AND TECHNIQUES AND RISK CONSIDERATIONS

         This section contains general information about various types of securities and investment techniques that the Fund may purchase or employ. The Statement of Additional Information provides more information.

         EQUITY SECURITIES. Equity securities consist of common stock, preferred stock, convertible preferred stock, convertible bonds, rights and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Warrants are options to purchase equity securities at a specified price for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions. The Fund will not invest more than 5% of its net assets in each of the following: preferred stock, convertible preferred stock and convertible bonds.

         The Fund may invest in foreign equity securities by purchasing American Depository Receipts ("ADRs"). ADRs are certificates evidencing ownership of shares of a foreign- based issuer held in trust by a bank or similar financial institution. They are alternatives to the direct purchase of the underlying securities in their national markets and currencies. To the extent that the Fund does invest ADRs, such investments may be subject to special risks, such as changes in restrictions on foreign currency transactions and rates of exchange, and changes in the administrations or economic and monetary policies of foreign governments. The Fund will not invest more than 20% of its net assets in ADRs.

         Investments in equity securities are subject to inherent market risks and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Adviser. As a result, the return and net asset value of the Fund will fluctuate. Securities in the Fund's portfolio may not increase as much as the market as a whole and some undervalued securities may continue to be undervalued for long periods of time. Although profits in some Fund holdings may be realized quickly, it is not expected that most investments will appreciate rapidly.

         DEBT SECURITIESError! Bookmark not defined.. The Fund may buy debt securities of all types and qualities. Bonds and other debt instruments are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest, and must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values. Debt securities are generally interest rate sensitive, which means that their volume will generally decrease when interest rates rise and increase when interest rates fall. Debt securities, loans, and other direct debt have varying degrees of quality and varying levels of sensitivity to changes in interest rates. Longer-term bonds are generally more sensitive to interest rate changes than short term bonds.

         REPURCHASE AGREEMENTS. The Fund may invest in repurchase agreements fully collateralized by U.S. Government obligations. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a U.S. Government or U.S. Government agency obligation (which may be of any maturity) and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser's holding period (usually not more than seven days from the date of purchase). Any repurchase transaction in which the Fund engages will require full collateralization of the seller's obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, the Fund could experience both delays in liquidating the underlying security and losses in value. However, the Fund intends to enter into repurchase agreements only with Firstar, N.A. (the Fund's Custodian), other banks with assets of $1 billion or more and registered securities dealers determined by the Advisor (subject to review by the Board of Trustees) to be creditworthy. The Advisor monitors the creditworthiness of the banks and securities dealers with which the Fund engages in repurchase transactions.

         NON-DIVERSIFIED INVESTMENT COMPANY. The Fund is classified as a "non-diversified" investment company and, as such, may invest a greater proportion of its assets in the securities of a smaller number of issuers and therefore may be subject to greater market and credit risk than a more broadly diversified fund. As the Fund intends to comply with Subchapter M of the Code, the Fund may invest up to 50% of its assets at the end of each quarter of its fiscal year in as few as two issuers, provided that no more than 25% of the assets are invested in one issuer. With respect to the remaining 50% of its assets at the end of each quarter, it may invest no more than 5% in one issuer.

         GENERAL. The Fund may invest up to 15% of its net assets in illiquid securities, including repurchase agreements maturing in more than seven days. The Fund may invest up to 5% of its net assets in securities sold under Rule 144A (unregistered securities that can be resold to institutions only under SEC Rule 144A). The Fund may borrow amounts up to 5% of its net assets to meet redemption requests.

                               GENERAL INFORMATION

         FUNDAMENTAL POLICIES. The investment limitations set forth in the Statement of Additional Information as fundamental policies may not be changed without the affirmative vote of the majority of the outstanding shares of the Fund. The investment objective of the Fund may be changed without the affirmative vote of a majority of the outstanding shares of the Fund. Any such change may result in the Fund having an investment objective different from the objective which the shareholders considered appropriate at the time of investment in the Fund.

         PORTFOLIO TURNOVER. The Fund does not intend to purchase or sell securities for short term trading purposes. However, if the objectives of the Fund would be better served, short-term profits or losses may be realized from time to time. It is anticipated that portfolio turnover of the Fund will not exceed 100%.

         SHAREHOLDER RIGHTS. Any Trustee of the Trust may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Trust. The Trust does not hold an annual meeting of shareholders. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share he owns and fractional votes for fractional shares he owns. All shares of the Fund have equal voting rights and liquidation rights. Prior to the public offering of the Fund, Kenneth D. Trumpfheller purchased for investment all of the outstanding shares of the Fund and may be deemed to control the Fund. Shareholder inquiries should be made by telephone to 877-3-AUXIER, or by mail, c/o Unified Fund Services, Inc., to P.O. Box 6110, Indianapolis, Indiana 46204-6110.

         YEAR 2000 ISSUE. Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Advisor, Administrator or other service providers to the Fund do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Issue." The Advisor and Administrator have taken steps that they believe are reasonably designed to address the Year 2000 Issue with respect to computer systems that are used and to obtain reasonable assurances that comparable steps are being taken by the Fund's major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Fund. In addition, the Advisor cannot make any assurances that the Year 2000 Issue will not affect the companies in which the Fund invests or worldwide markets and economies.

                             PERFORMANCE INFORMATION

         The Fund may periodically advertise "average annual total return." The "average annual total return" of the Fund refers to the average annual compounded rate of return over the stated period that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment. The calculation of "average annual total return" assumes the reinvestment of all dividends and distributions.

         The Fund may also advertise performance information (a "non-standardized quotation") which is calculated differently from "average annual total return." A non-standardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. A non-standardized quotation may also be an average annual compounded rate of return over a specified period, which may be a period different from those specified for "average annual total return." In addition, a non-standardized quotation may be an indication of the value of a $10,000 investment (made on the date of the initial public offering of the Fund's shares) as of the end of a specified period. A non-standardized quotation will always be accompanied by the Fund's "average annual total return" as described above.

         The Fund may also include in advertisements data comparing performance with other mutual funds as reported in non-related investment media, published editorial comments and performance rankings compiled by independent organizations and publications that monitor the performance of mutual funds (such as Lipper Analytical Services, Inc., Morningstar, Inc., Fortune or Barron's). Performance information may be quoted numerically or may be presented in a table, graph or other illustration. In addition, Fund performance may be compared to well-known indices of market performance including the Standard & Poor's (S&P) 500 Index and the Dow Jones Industrial Average.

THE ADVERTISED PERFORMANCE DATA OF THE FUND IS BASED ON HISTORICAL PERFORMANCE AND IS NOT INTENDED TO INDICATE FUTURE PERFORMANCE. RATES OF TOTAL RETURN QUOTED BY THE FUND MAY BE HIGHER OR LOWER THAN PAST QUOTATIONS, AND THERE CAN BE NO ASSURANCE THAT ANY RATE OF TOTAL RETURN WILL BE MAINTAINED. THE PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT A SHAREHOLDER'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE SHAREHOLDER'S ORIGINAL INVESTMENT.

                               INVESTMENT ADVISOR
                          Auxier Asset Management, LLC.
                       8050 S. W. Warm Springs, Suite 130
                               Tualatin, OR 97062

CUSTODIAN                               DISTRIBUTOR
Firstar Bank, N.A.                      AmeriPrime Financial Securities, Inc.
425 Walnut Street, M.L. 6118            1793 Kingswood Drive, Suite 200
Cincinnati, Ohio  45202                 Southlake, Texas  76092

TRANSFER AGENT (ALL PURCHASES AND       INDEPENDENT AUDITORS
ALL REDEMPTION REQUESTS)                McCurdy & Associates CPA's, Inc.
Unified Fund Services, Inc.             27955 Clemens Road
431 North Pennsylvania Street           Westlake, Ohio  44145
Indianapolis, Indiana  46204

LEGAL COUNSEL                           ADMINISTRATOR
Brown, Cummins & Brown Co., L.P.A.      AmeriPrime Financial Services, Inc.
3500 Carew Tower, 441 Vine Street       1793 Kingswood Drive, Suite 200
Cincinnati, Ohio  45202                 Southlake, Texas  76092


         No person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offering contained in this Prospectus, and if given or made, such information or representations must not be relied upon as being authorized by the Fund. This Prospectus does not constitute an offer by the Fund to sell its shares in any state to any person to whom it is unlawful to make such offer in such state.

TABLE OF CONTENTS                                                       PAGE


SUMMARY OF FUND EXPENSES
         Shareholder Transaction Expenses
         Annual Fund Operating Expenses

THE FUND

INVESTMENT OBJECTIVE AND STRATEGIES

HOW TO INVEST IN THE FUND
         Initial Purchase
         Additional Investments
         Automatic Investment Plan
         Tax Sheltered Retirement Plans
         Other Purchase Information

HOW TO REDEEM SHARES
         By Mail
         By Telephone
         Additional Information

SHARE PRICE CALCULATION

DIVIDENDS AND DISTRIBUTIONS

TAXES

OPERATION OF THE FUND

INVESTMENT POLICIES AND TECHNIQUES
         Equity Securities
         Debt Securities
         Repurchase Agreements
         Non-Diversified Investment Company
         General

GENERAL INFORMATION
         Fundamental Policies
         Portfolio Turnover
         Shareholder Rights
         Year 2000 Issues

                                AUXIER FOCUS FUND

                       STATEMENT OF ADDITIONAL INFORMATION



                                  July 15, 1999

         This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus of Auxier Focus Fund dated July 15, 1999. A copy of the Prospectus can be obtained by writing the Transfer Agent at 431 North Pennsylvania Street, Indianapolis, Indiana 46204, or by calling Toll Free 1-877-3-AUXIER (877-328-9437).

                       STATEMENT OF ADDITIONAL INFORMATION


                                TABLE OF CONTENTS

                                                                            PAGE


DESCRIPTION OF THE TRUST.......................................................1

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK
 CONSIDERATIONS................................................................1

INVESTMENT LIMITATIONS.........................................................5

THE INVESTMENT ADVISOR.........................................................8

TRUSTEES AND OFFICERS..........................................................8

PORTFOLIO TRANSACTIONS AND BROKERAGE...........................................9

DETERMINATION OF SHARE PRICE..................................................10

INVESTMENT PERFORMANCE........................................................11

CUSTODIAN.....................................................................12

TRANSFER AGENT................................................................12

ACCOUNTANTS...................................................................12

DISTRIBUTOR...................................................................12

ADMINISTRATOR.................................................................12

DESCRIPTION OF THE TRUST

         The Auxier Focus Fund (the "Fund") was organized as a series of AmeriPrime Funds (the "Trust"). The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated August 8, 1995 (the "Trust Agreement"). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds currently authorized by the Trustees.

         Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will been titled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

         For information concerning the purchase and redemption of shares of the Fund, see "How to Invest in the Fund" and "How to Redeem Shares" in the Fund's Prospectus. For a description of the methods used to determine the share price and value of the Fund's assets, see "Share Price Calculation" in the Fund's Prospectus.

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS

         This section contains a more detailed discussion of some of the investments the Fund may make and some of the techniques it may use, as described in the Prospectus (see "Investment Objectives and Strategies" and "Investment Policies and Techniques and Risk Considerations").

         A. American Depository Receipts (ADRs). ADRs are subject to risks similar to those associated with direct investment in foreign securities. For example, there may be less information publicly available about a foreign company then about a U.S. company, and foreign companies are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the U.S. Other risks associated with investments in foreign securities include changes in restrictions on foreign currency transactions and rates of exchanges, changes in the administrations or economic and monetary policies of foreign governments, the imposition of exchange control regulations, the possibility of expropriation decrees and other adverse foreign governmental action, the imposition of foreign taxes, less liquid markets, less government supervision of exchanges, brokers and issuers, difficulty in enforcing contractual obligations, delays in settlement of securities transactions and greater price volatility. In addition, investing in foreign securities will generally result in higher commissions than investing in similar domestic securities.

          B. Debt Securities. The Fund may invest in all types and qualities of debt securities. CORPORATE DEBT SECURITIES. Corporate debt securities are bonds or notes issued by corporations and other business organizations, including business trusts, in order to finance their credit needs. Corporate debt securities include commercial paper which consist of short term (usually from one to two hundred seventy days) unsecured promissory notes issued by corporations in order to finance their current operations. Fixed rate corporate debt securities tend to exhibit more price volatility during times of rising or falling interest rates than securities with floating rates of interest. This is because floating rate securities behave like short-term instruments in that the rate of interest they pay is subject to periodic adjustments based on a designated interest rate index. Fixed rate securities pay a fixed rate of interest and are more sensitive to fluctuating interest rates. In periods of rising interest rates the value of a fixed rate security is likely to fall. Fixed rate securities with short-term characteristics are not subject to the same price volatility as fixed rate securities without such characteristics. Therefore, they behave more like floating rate securities with respect to price volatility.

         Many corporate debt obligations permit the issuers to call the security and thereby redeem their obligations earlier than the stated maturity dates. Issuers are more likely to call bonds during periods of declining interest rates. In these cases, if the Fund owns a bond which is called, the Fund will receive its return of principal earlier than expected and would likely be required to reinvest the proceeds at lower interest rates, thus reducing income to the Fund.

         Corporate zero coupon securities are: (i) notes or debentures which do not pay current interest and are issued at substantial discounts from par value, or (ii) notes or debentures that pay no current interest until a stated date one or more years into the future, after which the issuer is obligated to pay interest until maturity, usually at a higher rate than if interest were payable from the date of issuance.

         VARIABLE RATE SECURITIES. Variable rate demand notes are long-term corporate debt instruments that have variable or floating interest rates and provide the Fund with the right to tender the security for repurchase at its stated principal amount plus accrued interest. Such securities typically bear interest at a rate that is intended to cause the securities to trade at par. The interest rate may float or be adjusted at regular intervals (ranging from daily to annually), and is normally based on an interest index or a stated percentage of a prime rate or another published rate. Many variable rate demand notes allow the Fund to demand the repurchase of the security on not more than seven days prior notice. Other notes only permit the Fund to tender the security at the time of each interest rate adjustment or at other fixed intervals.

         FLOATING RATE SECURITIES. Floating rate securities are debt securities with interest payments or maturity values that are not fixed, but float inversely to an underlying index or price. These securities may be backed by U.S. Government or corporate issuers, or by collateral such as mortgages. In certain cases, a change in the underlying index or price may have a leveraging effect on the periodic coupon payments, creating larger possible swings in the prices of such securities than would be expected when taking into account their maturities alone. The indices and prices upon which such securities can be based include interest rates, currency rates and commodities prices.

         Floating rate securities pay interest according to a coupon which is reset periodically. The reset mechanism may be formula based, or reflect the passing through of floating interest payments on an underlying collateral pool. The coupon is usually reset daily, weekly, monthly, quarterly or semi-annually, but other schedules are possible. Floating rate obligations generally exhibit a low price volatility for a given stated maturity or average life because their coupons adjust with changes in interest rates. If their underlying index is not an interest rate, or the reset mechanism lags the movement of rates in the current market, greater price volatility may be experienced.

         INVERSE FLOATING RATE SECURITIES. Inverse floating rate securities are similar to floating rate securities except that their coupon payments vary inversely with an underlying index by use of a formula. Inverse floating rate securities tend to exhibit greater price volatility than other floating rate securities. Because the changes in the coupon are usually negatively correlated with changes in overall interest rates, interest rate risk and price volatility on inverse floating rate obligations can be high, especially if leverage is used in the formula. Index securities pay a fixed rate of interest, but have a maturity value that varies by formula, so that when the obligation matures, a gain or loss is realized. The risk of index obligations depends on the volatility of the underlying index, the coupon payment and the maturity of the obligation.

         LOWER QUALITY DEBT SECURITIES. Lower quality debt securities (commonly called "junk bonds") often are considered to be speculative and involve greater risk of default or price change due to changes in the issuer's creditworthiness or changes in economic conditions. The market prices of these securities will fluctuate over time, may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates. The market for lower quality securities may be less liquid than the market for securities of higher quality. Furthermore, the liquidity of lower quality securities may be affected by the market's perception of their credit quality. Therefore, judgment may at times play a greater role in valuing these securities than in the case of higher quality securities, and it also may be more difficult during certain adverse market conditions to sell lower quality securities at their fair value to meet redemption requests or to respond to changes in the market.

         Lower quality securities present risks based on payment expectations. For example, high yield bonds may contain redemption or call provisions. If an issuer exercises the provisions in a declining interest rate market, the Fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high yield bond's value will decrease in a rising interest rate market, as will the value of the Fund's assets. If the Fund experiences unexpected net redemptions, this may force it to sell its high yield bonds, without regard to their investment merits, thereby decreasing the asset base upon which the Fund's expenses can be spread and possibly reducing the Fund's rate of return.

         Since the risk of default is higher for lower quality securities and sometimes increases with the age of these securities, the Advisor's research and credit analysis are an integral part of managing any securities of this type held by the Fund. [IN CONSIDERING INVESTMENTS FOR THE FUND, THE ADVISOR ATTEMPTS TO IDENTIFY THOSE ISSUERS OF HIGH-YIELDING SECURITIES WHOSE FINANCIAL CONDITION IS ADEQUATE TO MEET FUTURE OBLIGATIONS, HAS IMPROVED OR IS EXPECTED TO IMPROVE IN THE FUTURE. THE ADVISOR'S ANALYSIS FOCUSES ON RELATIVE VALUES BASED ON SUCH FACTORS AS INTEREST OR DIVIDEND COVERAGE, ASSET COVERAGE, EARNING PROSPECTS, AND THE EXPERIENCE AND MANAGERIAL STRENGTH OF THE ISSUER.]

         MUNICIPAL SECURITIES. Municipal securities are generally issued to finance public works, such as airports, bridges, highways, housing, hospitals, mass transportation projects, schools, streets, and water and sewer works. They are also issued to repay outstanding obligations, to raise funds for general operating expenses, and to make loans to other public institutions and facilities.

         The two principal classifications of municipal securities are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. Interest on and principal of revenue bonds, however, are payable only from the revenue generated by the facility financed by the bond or other specified sources of revenue. Revenue bonds do not represent a pledge of credit or create any debt of or charge against the general revenues of a municipality or public authority.

         Municipal securities may carry fixed or floating rates of interest. Most municipal securities pay interest in arrears on a semiannual or more frequent basis. However, certain securities, typically known as capital appreciation bonds or zero coupon bonds, do not provide for any interest payments prior to maturity. Such securities are normally sold at a discount from their stated value, or provide for periodic increases in their stated value to reflect a compounded interest rate. The market value of these securities is also more sensitive to changes in market interest rates than securities that provide for current interest payments.

         Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer's receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include Tax Anticipation Notes, Revenue Anticipation Notes, Bond Anticipation Notes, Tax and Revenue Anticipation Notes and Construction Loan Notes. The obligations of an issuer of municipal notes are generally secured by the anticipated revenues from taxes, grants or bond financing. An investment in such instruments, however, presents a risk that the anticipated revenues will not be received or that such revenues will be insufficient to satisfy the issuer's payment obligations under the notes or that refinancing will be otherwise unavailable.

         C. Illiquid Securities. The Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities generally include securities which cannot be disposed of promptly and in the ordinary course of business without taking a reduced price, and "restricted securities". Securities may be illiquid due to contractual or legal restrictions on resale or lack of a ready market. The following securities are considered to be illiquid: repurchase agreements and reverse repurchase agreements maturing in more than seven days, nonpublicly offered securities and restricted securities.

         D. Restricted Securities. Restricted securities are securities the resale of which is subject to legal or contractual restrictions. Restricted securities may be sold only in privately negotiated transactions, in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 or pursuant to Rule 144 or Rule 144A promulgated under such Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expense, and a considerable period may elapse between the time of the decision to sell and the time such security may be sold under an effective registration statement. If during such a period adverse market conditions were to develop, the Fund might obtain a less favorable price than the price it could have obtained when it decided to sell.

         With respect to Rule 144A securities, these restricted securities are treated as exempt from the 15% limit on illiquid securities, provided that a dealer or institutional trading market in such securities exists. The Fund will not, however invest more than 5% of its net assets in Rule 144A securities. Under the supervision of the Board of Trustees of the Fund, the Advisor determines the liquidity of restricted securities and, through reports from the Advisor, the Board will monitor trading activity in restricted securities. If institutional trading in restricted securities were to decline, the liquidity of the Fund could be adversely affected.

         E. Borrowing. The Fund may borrow amounts up to 5% of its net assets to meet redemption requests. Because the Fund's investment swill fluctuate in value, whereas the interest obligations on borrowed funds may be fixed, during times of borrowing, the Fund's net asset value may tend to increase more then its investments increase in value, and decrease more when its investments decrease in value. in addition, interest costs on borrowings may fluctuate with changing market interest rates and may partially offset or exceed the return earned on the borrowed funds. Also, during times of borrowing under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

         F. Preferred Stock. Preferred stock has a preference in liquidation (and, generally dividends) over common stock but is subordinated in liquidation to debt. As a general rule the market value of preferred stocks with fixed dividend rates and no conversion rights varies inversely with interest rates and perceived credit risk, with the price determined by the dividend rate. Some preferred stocks are convertible into other securities, (for example, common stock) at a fixed price and ratio or upon the occurrence of certain events. The market price of convertible preferred stocks generally reflects an element of conversion value. Because many preferred stocks lack a fixed maturity date, these securities generally fluctuate substantially in value when interest rates change; such fluctuations often exceed those of long-term bonds of the same issuer. Some preferred stocks pay an adjustable dividend that may be based on an index, formula, auction procedure or other dividend rate reset mechanism. In the absence of credit deterioration, adjustable rate preferred stocks tend to have more stable market values than fixed rate preferred stocks. All preferred stocks are also subject to the same types of credit risks of the issuer as corporate bonds. In addition, because preferred stock is junior to debt securities and other obligations of an issuer, deterioration in the credit rating of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar yield characteristics. Preferred stocks may be rated by S&P and Moody's although there is no minimum rating which a preferred stock must have (and a preferred stock may not be rated) to be an eligible investment for the Fund. The Advisor expects, however, that generally the preferred stocks in which the Fund invests will be rated at least CCC by S&P or Caa by Moody's or, if unrated, of comparable quality in the opinion of the Advisor. Preferred stocks rated CCC by S&P are regarded as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations and represent the highest degree of speculation among securities rated between BB and CCC; preferred stocks rated Caa by Moody's are likely to be in arrears on dividend payments. Moody's rating with respect to preferred stocks does not purport to indicate the future status of payments of dividends.

         G. Convertible Securities. A convertible security is a bond or preferred stock which may be converted at a stated price within a specific period of time into a specified number of shares of common stock of the same or different issuer. Convertible securities are senior to common stock in a corporation's capital structure, but usually are subordinated to non-convertible debt securities. While providing a fixed income stream generally higher in yield than in the income derived from a common stock but lower than that afforded by a non-convertible debt security, convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of common stock into which it is convertible.

         In general, the market value of a convertible security is the higher of its investment value (its value as a fixed income security) or its conversion value (the value of the underlying shares of common stock if the security is converted). As a fixed income security, the market value of a convertible security generally increases when interest rates decline and generally decreases when interest rates rise; however, the price of a convertible security generally increases as the market value of the underlying stock increases, and generally decreases as the market value of the underlying stock declines. Investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

INVESTMENT LIMITATIONS

         Fundamental. The investment limitations described below have been adopted by the Trust with respect to the Fund and are fundamental ("Fundamental"), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. As used in the Prospectus and this Statement of Additional Information, the term "majority" of the outstanding shares of the Fund means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or
(2) more than 50% of the outstanding shares of the Fund. Other investment practices which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental ("Non-Fundamental").

         1. Borrowing Money. The Fund will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

         2. Senior Securities. The Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund's engagement in such activities is consistent with or permitted by the Investment Company Act of 1940, as amended, the rules and regulations promulgated thereunder or interpretations of the Securities and Exchange Commission or its staff.

         3. Underwriting. The Fund will not act as underwriter of securities issued by other persons.This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

         4. Real Estate. The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

         5. Commodities. The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

         6. Loans. The Fund will not make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

         7. Concentration. The Fund will not invest 25% or more of its total assets in a particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

         With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

         Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

          Non-Fundamental. The following limitations have been adopted by the Trust with respect to the Fund and are Non-Fundamental (see "Investment Restrictions" above).

         1. Pledging. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

         2. Borrowing. The Fund will not purchase any security while borrowings (including reverse repurchase agreements) representing more than 5% of its total assets are outstanding.

         3. Margin Purchases. The Fund will not purchase securities or evidences of interest thereon on "margin." This limitation is not applicable to short term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.

         4. Short Sales. The Fund will not effect short sales of securities.

         5. Options. The Fund will not purchase or sell puts, calls, options or straddles except as described in the Prospectus or Statement of Additional Information.

         6. Illiquid Investments. The Fund will not invest more than 5% of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities.

         7. Loans of Portfolio Securities. The Fund will not make loans of portfolio securities.

THE INVESTMENT ADVISOR

          The Fund's investment advisor is Auxier Asset Management, LLC, 8050 S.
W. Warm Springs, Suite 130, Tualatin, OR 97062. J. Jeffrey Auxier may be deemed to be a controlling person of the Advisor due to his ownership of a majority of its shares.

         Under the terms of the management agreement (the "Agreement"), the Advisor manages the Fund's investments subject to approval of the Board of Trustees and pays all of the expenses of the Fund except brokerage, taxes, borrowing costs, fees and expenses of the non-interested person trustees and extraordinary expenses (including organizational expenses). As compensation for its management services and agreement to pay the Fund's expenses, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1.35% of the average daily net assets of the Fund. The Advisor may waive all or part of its fee, at any time, and at its sole discretion, but such action shall not obligate the Advisor to waive any fees in the future.

         The Advisor retains the right to use the name "Auxier" in connection with another investment company or business enterprise with which the Advisor is or may become associated. The Trust's right to use the name "Auxier" automatically ceases ninety days after termination of the Agreement and may be withdrawn by the Advisor on ninety days written notice.

         The Advisor may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. The Glass-Steagall Act prohibits banks from engaging in the business of underwriting, selling or distributing securities. Although the scope of this prohibition under the Glass-Steagall Act has not been clearly defined by the courts or appropriate regulatory agencies, management of the Fund believes that the Glass-Steagall Act should not preclude a bank from providing such services. However, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law. If a bank were prohibited from continuing to perform all or a part of such services, management of the Fund believes that there would be no material impact on the Fund or its shareholders. Banks may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. The Fund may from time to time purchase securities issued by banks which provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

TRUSTEES AND OFFICERS

         The names of the Trustees and executive officers of the Trust are shown below. Each Trustee who is an "interested person" of the Trust, as defined in the Investment Company Act of 1940, is indicated by an asterisk.

==================================== ---------------- ======================================================================
       NAME, AGE AND ADDRESS         POSITION                        PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS
==================================== ---------------- ======================================================================
*Kenneth D. Trumpfheller             President and    President, Treasurer and Secretary of AmeriPrime Financial Services,
Age:  40                             Trustee          Inc., the Fund's administrator, and AmeriPrime Financial Securities,
1793 Kingswood Drive                                  Inc., the Fund's distributor, since 1994.  Prior to December, 1994,
Suite 200                                             a senior client executive with SEI Financial Services.
Southlake, Texas  76092
==================================== ---------------- ======================================================================
Paul S. Bellany                      Secretary,       Secretary, Treasurer and Chief Financial Officer of AmeriPrime
Age:  39                             Treasurer        Financial Services, Inc. and AmeriPrime Financial Securities, Inc.;
1793 Kingswood Drive                                  various positions with Fidelity Investments from 1987 to 1998; most
Suite 200                                             recently Fund Reporting Unit Manager.
Southlake, Texas  76092
==================================== ---------------- ======================================================================
Steve L. Cobb                        Trustee          President of Chandler Engineering Company, L.L.C., oil and gas
Age:  41                                              services company; various positions with Carbo Ceramics, Inc., oil
2001 Indianwood Avenue                                field manufacturing/supply company, from 1984 to 1997, most recently
Broken Arrow, OK  74012                               Vice President of Marketing.
==================================== ================ ======================================================================
Gary E. Hippenstiel                  Trustee          Director, Vice President and Chief Investment Officer of Legacy
Age:  51                                              Trust Company since 1992; President and Director of Heritage Trust
600 Jefferson Street                                  Company from 1994-1996; Vice President and Manager of Investments of
Suite 350                                             Kanaly Trust Company from 1988 to 1992.
Houston, TX  77063
==================================== ================ ======================================================================

         The compensation paid to the Trustees of the Trust for the fiscal year ended October 31, 1998 is set forth in the following table. Trustee fees are Trust expenses and each series of the Trust pays a portion of the Trustee fees.

==================================== ----------------------- ==================================
                                           AGGREGATE                TOTAL COMPENSATION
                                          COMPENSATION           FROM TRUST (THE TRUST IS
               NAME                        FROM TRUST             NOT IN A FUND COMPLEX)
==================================== ----------------------- ==================================
Kenneth D. Trumpfheller                         0                            0
==================================== ----------------------- ==================================
Steve L. Cobb                                $4,000                       $4,000
==================================== ======================= ==================================
Gary E. Hippenstiel                          $4,000                       $4,000
==================================== ======================= ==================================

PORTFOLIO TRANSACTIONS AND BROKERAGE

         Subject to policies established by the Board of Trustees of the Trust, the Advisor is responsible for the Fund's portfolio decisions and the placing of the Fund's portfolio transactions. In placing portfolio transactions, the Advisor seeks the best qualitative execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Advisor generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.

         The Advisor is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which the Advisor exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Advisor determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Advisor's overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion.

         Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom the Fund effects securities transactions may also be used by the Advisor in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Advisor in connection with its services to the Fund. Although research services and other information are useful to the Fund and the Advisor, it is not possible to place a dollar value on the research and other information received. It is the opinion of the Board of Trustees and the Advisor that the review and study of the research and other information will not reduce the overall cost to the Advisor of performing its duties to the Fund under the Agreement.

         Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

         To the extent that the Trust and another of the Advisor's clients seek to acquire the same security at about the same time, the Trust may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Trust may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the other client desires to sell the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one client, the resulting participation in volume transactions could produce better executions for the Trust. In the event that more than one client wants to purchase or sell the same security on a given date, the purchases and sales will normally be made by random client selection.

DETERMINATION OF SHARE PRICE

         The price (net asset value) of the shares of the Fund is determined as of 4:00 p.m., Eastern time on each day the Trust is open for business and on any other day on which there is sufficient trading in the Fund's securities to materially affect the net asset value. The Trust is open for business on every day except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and

          Christmas. For a description of the methods used to determine the net asset value (share price), see "Share Price Calculation" in the Prospectus.

INVESTMENT PERFORMANCE

         "Average annual total return," as defined by the Securities and Exchange Commission, is computed by finding the average annual compounded rates of return for the period indicated that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                P(1+T)n=ERV

             Where:   P        =       a hypothetical $1,000 initial investment
                      T        =       average annual total return
                      n        =       number of years
                     ERV       =       ending redeemable value at the end
                                       of  the  applicable  period  of  the
                                       hypothetical  $1,000 investment made
                                       at the  beginning of the  applicable
                                       period.

The computation assumes that all dividends and distributions are reinvested at the net asset value on the reinvestment dates and that a complete redemption occurs at the end of the applicable period.

         In addition to providing average annual total return, the Fund may also provide non-standardized quotations of total return for differing periods and may provide the value of a $10,000 investment (made on the date of the initial public offering of the Fund's shares) as of the end of a specified period.

         The Fund's investment performance will vary depending upon market conditions, the composition of the Fund's portfolio and operating expenses of the Fund. These factors and possible differences in the methods and time periods used in calculating non-standardized investment performance should be considered when comparing the Fund's performance to those of other investment companies or investment vehicles. The risks associated with the Fund's investment objective, policies and techniques should also be considered. At any time in the future, investment performance may be higher or lower than past performance, and there can be no assurance that any performance will continue.

         From time to time, in advertisements, sales literature and information furnished to present or prospective shareholders, the performance of the Fund may be compared to indices of broad groups of unmanaged securities considered to be representative of or similar to the portfolio holdings of the Fund or considered to be representative of the stock market in general. The Fund may use the Standard & Poor's 500 Stock Index or the Dow Jones Industrial Average.

         In addition, the performance of the Fund may be compared to other groups of mutual funds tracked by any widely used independent research firm which ranks mutual funds by overall performance, investment objectives and assets, such as Lipper Analytical Services, Inc. or Morningstar, Inc. The objectives, policies, limitations and expenses of other mutual funds in a group may not be the same as those of the Fund. Performance rankings and ratings reported periodically in national financial publications such as Barron's and Fortune also may be used.

CUSTODIAN

         Firstar Bank,  N.A.,  425 Walnut  Street,  Cincinnati,  Ohio 45202,  is
Custodian of the Fund's investments. The Custodian acts as the Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund's request and maintains records in connection with its duties.

TRANSFER AGENT

         Unified Fund Services, Inc. ("Unified"), 431 North Pennsylvania Street, Indianapolis, Indiana 46204, acts as the Fund's transfer agent and, in such capacity, maintains the records of each shareholder's account, answers shareholders' Inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other accounting and shareholder service functions. In addition, Unified provides the Fund with fund accounting services, which includes certain monthly reports, record-keeping and other management-related services. For its services as fund accountant, Unified receives an annual fee from the Advisor equal to 0.0275% of the Fund's assets up to $100 million (subject to various monthly minimum fees, the maximum being $2,000 per month for assets of $20 to $100 million).

ACCOUNTANTS

         The firm of McCurdy & Associates, CPA's, 27955 Clemens Road, Westlake, Ohio 44145, has been selected as independent public accountants for the Trust for the fiscal year ending June 30, 1999. McCurdy & Associates performs an annual audit of the Fund's financial statements and provides financial, tax and accounting consulting services as requested.

DISTRIBUTOR

         AmeriPrime Financial Securities, Inc., 1793 Kingswood Drive, Suite 200, Southlake, Texas 76092, is the exclusive agent for distribution of shares of the Fund. The Distributor is obligated to sell the shares of the Fund on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis.

ADMINISTRATOR

         The Fund retains AmeriPrime Financial Services, Inc., 1793 Kingswood Drive, Suite 200, Southlake, TX 76092, (the "Administrator") to manage the Fund's business affairs and provide the Fund with administrative services, including all regulatory reporting and necessary office equipment, personnel and facilities.

                                   APPENDIX A
                      DESCRIPTION OF CORPORATE BOND RATINGS
                       STANDARD & POOR'S RATINGS SERVICES

         The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information or for other circumstances.

         The  ratings  are  based,   in  varying   degrees,   on  the  following
considerations:

I. Likelihood of default-capacity and willingness of the obliger as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

II.      Nature and provisions of the obligation.

III. Protection afforded by, and relative position of the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     AAA - Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

     AA - Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

     A - Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB - Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     BB, B, CCC, CC, C - Debt rated "BB", "B", "CCC", "CC", and "C" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     BB - Debt rate "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB" rating.

     B - Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

     CCC - Debt rated "CCC" has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

     CC - The rating "CC" is typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

     C - The rating "C" is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

     C1 - The rating "C1" is reserved for income bonds on which no interest is being paid.

     D - Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

     Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

                         MOODY'S INVESTORS SERVICE, INC.

     Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risk appear somewhat greater than the Aaa securities.

     A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

     Baa - Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba - Bonds which are rated Ba are judged to have speculative elements: their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers: 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.